UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         ---------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2005



                           THE JACKSON RIVERS COMPANY
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


             333-70932                                    65-1102865
       (Commission File Number)                (IRS Employer Identification No.)

     402 WEST BROADWAY, SUITE 400
        SAN DIEGO, CALIFORNIA                                92101
    (principal executive offices)                          (Zip Code)


                                 (619) 615-4242
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 3.03.     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     Effective May 9, 2005, The Jackson Rivers Company (the "Registrant") implemented a one for 2,000 reverse split of its authorized, issued and outstanding shares of common stock by filing Articles of Amendment to its Articles of Incorporation with the Secretary of State of Florida (the "Reverse Split"). Following the Reverse Split, the number of authorized shares of the Registrant's common stock was reduced to 2,500,000 in accordance with the one for 2,000 split ratio. The number of the Registrant's authorized preferred shares remained at 1,000,000, and the par value of the Registrant's common and preferred stock remained at $0.00001 per share following the Reverse Split.

     All fractional shares which would otherwise be held by the Registrant's stockholders following the Reverse Split were rounded up to one whole share. The Registrant issued one new share of common stock for up to each 2,000 shares of common stock held as of May 8, 2005.

     Effective May 27, 2005, the Registrant implemented a four to one forward split of its authorized, issued and outstanding shares of common stock by filing Articles of Amendment to its Articles of Incorporation with the Secretary of State of Florida (the "Forward Split"). Following the Forward Split, the number of authorized shares of the Registrant's common stock was increased to 10,000,000 in accordance with the four to one split ratio. The number of the Registrant's authorized preferred shares remained at 1,000,000, and the par value of the Registrant's common and preferred stock remained at $0.00001 per share following the Forward Split.

     The Forward Split was a mandatory exchange. The Registrant's stockholders were required to surrender stock certificates representing their shares of the Registrant's common stock in order to receive stock certificates representing their post-Forward Split shares of the Registrant's common stock.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     See Item 3.03 of this Current Report. The effective date of the filing of the Articles of Amendment to the Articles of Incorporation in connection with the Reverse Split was May 2, 2005, however, the Reverse Split did not become effective with the OTCBB system until May 9, 2005. The effective date of the filing of the

     Articles of Amendment to the Articles of Incorporation in connection with the Forward Split was May 2, 2005, however, the Forward Split did not become effective with the OTCBB system until May 27, 2005.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  --------------------------------------------------------------------------------

   4.1       Articles of Amendment to Articles of Incorporation filed effective May 2, 2005.

   4.2       Articles of Amendment to Articles of Incorporation filed effective May 24, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2005.                        THE JACKSON RIVERS COMPANY


                                            By /s/ Dennis N. Lauzon
                                            ------------------------------------
                                            Dennis N. Lauzon, President


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